ANNUAL REPORT
OCTOBER 31, 1999

                                     [LOGO]

                                DEM EQUITY FUND
                          A DOMESTIC EMERGING MARKETS
                             INVESTMENT OPPORTUNITY

                                                         THE CHAPMAN FUNDS, INC.

A MESSAGE TO OUR SHAREHOLDERS

    We are pleased to provide our second annual report for shareholders of the DEM Equity Fund. The Fund, which was launched on April 8, 1998, is a pioneer in the "Domestic Emerging Markets" segment, which we believe offers exciting opportunities for investment. As a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation, the Fund invests in companies that we believe are positioned for growth within the Domestic Emerging Market segment. This segment is comprised of companies that are controlled by African-Americans, Asian-Americans, Hispanic-Americans and women and that are located in the United States and its territories ("DEM Companies"). The Fund considers both capital appreciation and income in the selection of investment, but we place primary emphasis on capital appreciation.

    The U.S. economy surprised many in 1999 with another period of slowing, but continued growth, and volatile, but rewarding, market performance. This report covers the twelve month period ended October 31, 1999, our first full fiscal year of operations. This period included two months of the strongest quarter of 1998 and ten months of 1999 which produced double digit gains for the Dow Jones Industrial Average ("DJIA"), the S&P 500 Index and the Nasdaq Composite Index ("Nasdaq"). The market rallied at the end of 1998, pulling the Russell 2000 Growth Index of small capitalization stocks into positive territory for the year. As economic growth continued with low unemployment into 1999, the market stabilized in the first quarter and then climbed in the second quarter, setting new index highs. In spite of additional new highs in the third quarter, the DJIA, S&P 500 Index and Russell 2000 Growth Index experienced losses for that quarter. Only Nasdaq had positive returns as a result of the strength of its technology leaders. Volatility was pronounced as fears of inflation and higher interest rates resulted from slight increases in inflation measures and wage rates, continued Gross Domestic Product ("GDP") growth and unemployment tightening a notch further. The Federal Reserve's action of increasing the Federal Funds rate in June and August kept investors on edge and created an expectation of further increases in interest rates. The culmination of these actions contributed to a "market correction" in mid-October 1999, where the DJIA dipped below 10000 on October 15, losing 5.92% for the week and falling over 630 points. The bond market's 30-year Treasury bond reached 6.384% on October 26, its highest yield in over a year. However, strong third quarter GDP and corporate earnings reports, along with mild inflation reports, restored investors' confidence in the economy's fundamentals so that by the end of October the major indices exhibited positive returns for the month and year-to-date. Large technology stocks pushed the Nasdaq to its all-time high of 2966.43 on October 29(th).

    Although large capitalization stocks outperformed small capitalization companies during the twelve-month period ended October 31, 1999, growth style investing significantly outperformed value style investing for the same period. As a result, small capitalization growth stocks as measured by the Fund's benchmark, the Russell 2000 Growth Index, outperformed the S&P 500 Index. Specifically, the Russell 2000 Growth Index gained 29.29% for the twelve months ended October 31, 1999 compared to the S&P 500's Index gain of 25.79%.

PERFORMANCE REVIEW

    The DEM Equity Fund significantly outperformed the Russell 2000 Growth Index, its benchmark, for the year, returning 75.21% for Investor Shares and 75.91% for Institutional Shares, compared to a 29.29% return for the Russell 2000 Growth Index. In addition to the very strong performance of the Fund, we are pleased to report that over the last twelve months, the Fund's assets have grown by 112%, an increase which is attributable to both strong stock performance of the DEM Companies in the Fund's investment portfolio and a 25% net increase in additional investment in the Fund.

    Since the Fund's inception in April 1998, a $10,000 investment in the Fund's Investor Shares would have grown to $13,525 (including maximum sales charge of 4.75%), and a $10,000 investment in the Fund's

Institutional Shares would have grown to $14,255. In comparison, the same initial investment in the Russell 2000 Growth Index would have grown to $10,110.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE COMPARISON
Institutional Shares         $14,255
Investor Shares              $13,525
Russell 2000 Growth          $10,110
*Commencement of operations

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEM EQUITY FUND TOTAL RETURN
for periods ended October 31, 1999
                                    1 Year ended           Average Annual
                                        10/31/99  Return Since Inception*
Investor Shares
with sales charge                         66.89%                   21.29%
w/o sales charge                          75.21%                   25.12%
Institutional Shares                      75.91%                   25.44%
Russell 2000
Growth Index                              29.29%                    0.70%

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Within the Fund we have maintained a fully invested position, with cash remaining below 4% throughout the year. The Fund contains stocks in seven of the Russell 2000 Growth Index's twelve sectors. As shown in the following pie charts, we continue to weight the Fund heaviest in the Technology, Consumer Discretionary & Services, and Producer Durables sectors as of October 31, 1999. Within the Russell 2000 Growth Index, these same sectors gave very strong returns of 71.65%, 19.17% and 30.31%, respectively, for the twelve months ended October 31, 1999. In fact, the Russell 2000 Growth Index showed positive returns in all seven sectors represented within the Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEM EQUITY
SECTOR WEIGHTINGS
TECHNOLOGY                         52.8%
OTHER                               3.9%
CONSUMER DISCRETIONARY & SERVICES  19.1%
PRODUCER DURABLES                  12.4%
FINANCIAL SERVICES                  7.9%
AUTO & TRANSPORTATION               2.6%
UTILITIES                           1.3%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUSSELL 2000 GROWTH
SECTOR WEIGHTINGS
CONSUMER DISCRETIONARY & SERVICES    23%
PRODUCER DURABLES                    10%
FINANCIAL SERVICES                   13%
AUTOS & TRANSPORTATION                3%
UTILITIES                             5%
CONSUMER DISCRETIONARY & SERVICES  19.1%
TECHNOLOGY                           31%

    Our top three performers over the last twelve months were technology companies. BroadVision gave a blockbuster 1,372.4% gain. BROADVISION develops, markets and supports application software which enables businesses to use the Internet as a platform to conduct commerce, offer online financial services and deliver information. The other top performers included I2 Technologies (+324.2%) and Open Market (+190.0%). I2 TECHNOLOGIES provides supply chain management software, used to plan and schedule manufacturing logistics from raw materials procurement to customer delivery. OPEN MARKET develops and licenses Internet commerce software for business-to-consumer and business-to-business transactions. It has benefited from increasing strategic global and domestic partnerships with commerce service providers, new product development and strategic acquisitions to enhance the applicability of its software to all size Internet businesses.

    The Fund's lowest three performers over the twelve months were Intelligroup (-42.0%), Autodesk (-39.9%) and Complete Business Solutions (-38.9%). INTELLIGROUP dropped from its January high on market anticipation of a slow down in enterprise information technology solutions prior to the Year 2000. Their record first quarter revenues could not offset a drop in earnings driven by acquisition costs and seasonal difficulties. However, the increase of their Internet offerings as a percentage of their business has helped the price recover from its April low. AUTODESK, an engineering and design software company, suffered from a sales slowdown and drop in earnings due to the delayed introduction of new product offerings in the fiscal fourth quarter 1998 and first and second quarters 1999. The company is now shipping its new products, which have received positive customer acceptance for significant productivity enhancements and has restructured to create an Internet division to capitalize on current opportunities. COMPLETE BUSINESS SOLUTIONS is a global information technology consulting firm to large and mid-size companies. The company enjoyed increasing revenues, earnings and margins up until their announcement in June of an expected slowdown of revenues and earnings during the second half due to delayed foreign orders for applications maintenance and re-engineering projects. The company is retooling its offshore labor skills to provide strategy and re-engineering to clients in the e-commerce arena.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOP TEN PORTFOLIO HOLDINGS AS OF 10/31/99
STOCK                                      % OF TOTAL NET ASSETS
Broadvision                                                 17.1
Solectron                                                    6.0
Smart Modular Technologies                                   6.0
Univision Communications                                     5.4
I2 Technologies                                              5.4
Lattice Semiconductor                                        4.9
Computer Associates                                          4.9
Aspect Development                                           4.1
Ethan Allen Interiors                                        4.0
Gemstar International                                        3.5

PORTFOLIO HIGHLIGHTS

    Our largest purchase in the last twelve months was GEMSTAR INTERNATIONAL GROUP, a company which develops, markets and licenses proprietary technologies used to make televisions and VCRs more convenient for consumers by providing an electronic interactive program guide available through the remote control. Gemstar's stock price has benefited from extensive domestic and foreign patents, strong earnings results, strategic acquisitions, and licensing agreements with high profile clients such as AOL, Sony, Time Warner, Microsoft and Toshiba. The Fund has enjoyed a substantial gain from this stock since we began purchasing it in February. STARMEDIA NETWORK, an Internet media company targeting Latin America and other Spanish and Portuguese-speaking markets worldwide, was added to the Fund in September. Although its one month performance has been down, we believe that Starmedia's variety of online shopping, Internet access and search services, and community features will gain broad acceptance in a growing Hispanic market.

    Our largest sale during the year resulted in a gain when we closed out our position in XYLAN CORPORATION, which no longer qualified as a DEM company due to its acquisition by Alcatel. We also realized a substantial gain on the sale of 7,500 shares of SOLECTRON during the year, as its continually increasing market value required a portion of it to be sold to maintain the appropriate security weighting in the Fund's investment portfolio. On the other hand, however, we sold CHS ELECTRONICS, IMR GLOBAL AND LCC INTERNATIONAL as their market performance continued to drop and we lost confidence in their business plans for successfully competing in their industries.

OUTLOOK

    Many analysts expect the paradigm to continue into 2000 with increasing technology-driven productivity leading to continued economic growth with low unemployment and low inflation. Investors have continued to show their preference for large capitalization stocks over small capitalization stocks in 1999, and for technology and Internet stocks over other sectors. We believe that investors may continue this preference into 2000, in spite of the more favorable relative valuations of small capitalization stocks. We also expect that market volatility will likely continue in the short term as both real and imagined developments take us into the new millennium.

    We believe that the outlook is favorable for equities based upon continued economic growth, low unemployment and low inflation and that stocks continue to be an attractive investment. We believe that our strategy of investing for the long term, combined with a focus upon quality companies, helps to weather the normal ups and downs of the market.

    We thank you for your confidence and the opportunity to continue EARNING your business.

                                                       Sincerely,

                                                       [LOGO]
                                                       /s/ Nathan A. Chapman, Jr.
                                                       ---------------------------------------------
                                                       Nathan A. Chapman, Jr.
                                                       PRESIDENT

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1999

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        COMMON STOCK--96.2%
                        AUTO & TRANSPORTATION--2.6%
                        AIR TRANSPORTATION
        17,000            Atlas Air, Inc. +.........................................   $  459,000
                                                                                       ----------
                        Total Auto & Transportation.................................      459,000
                                                                                       ----------
                        CONSUMER DISCRETIONARY--19.1%
                        APPAREL
        18,500            Perry Ellis International, Inc. +.........................      212,750
                        CONSUMER PRODUCTS
        10,000            Movado Group, Inc.........................................      220,000
                        ENTERTAINMENT
         2,000            BIG Entertainment +.......................................       34,000
                        ENVIRONMENTAL SERVICES
        10,000            ATG Inc. +................................................       53,750
                        FURNITURE
        19,500            Ethan Allen Interiors, Inc................................      693,468
                        MEDIA/PUBLISHING
         6,000            Radio One Inc. +..........................................      299,250
         6,000          Spanish Broadcasting +......................................      159,750
        11,000          Univision Communications, Inc. +............................      935,688
                        RETAILERS
        12,000            PC Connections, Inc. +....................................      249,000
        15,000          Wet Seal, Inc., Class A +...................................      210,000
                        SOFTWARE & TECHNOLOGY SERVICES
         4,000            Advantage Learnings, Inc. +...............................      110,500
         5,000          Starmedia Network, Inc. +...................................      143,750
                                                                                       ----------
                        Total Consumer Discretionary................................    3,321,906
                                                                                       ----------
                        FINANCIAL SERVICES--7.9%
                        BANKS
         5,000            Carver Bancorp, Inc.......................................       35,625
        18,000          Popular, Inc................................................      538,875
                        FINANCIAL SERVICES
        14,000            Doral Financial Corporation +.............................      179,375
         5,333          Oriental Financial Group, Inc...............................      120,659
         8,000          R&G Financial Corp., Class B................................      122,000
         3,000          Ugly Duckling Corp. +.......................................       26,625
                        SOFTWARE & TECHNOLOGY SERVICE
         6,000            Advent Software, Inc. +...................................      360,750
                                                                                       ----------
                        Total Financial Services....................................    1,383,909
                                                                                       ----------
                        HEALTH CARE--.1%
                        HEALTH CARE MANAGEMENT SERVICES
         2,500            Pediatrix Medical Group +.................................       22,188
                                                                                       ----------
                        Total Health Care...........................................       22,188
                                                                                       ----------

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1999--CONTINUED

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        COMMON STOCK--CONTINUED

                        PRODUCER DURABLE--12.4%
                        COMMUNICATIONS
        15,000            Mas Tec, Inc. +...........................................  $   491,250
                        TECHNOLOGY
         7,000            Gemstar International Group Limited +.....................      608,125
        14,000          Solectron Corporation +.....................................    1,053,500
                                                                                      -----------
                        Total Producer Durable......................................    2,152,875
                                                                                      -----------

                        TECHNOLOGY--52.8%
                        COMMUNICATIONS
        14,000            Premisys Communications, Inc. +...........................      135,625
        15,000          Startec Global Communications Corporation +.................      240,000
                        COMPUTERS
        28,000            Smart Modular Technologies +..............................    1,039,500
                        SOFTWARE & TECHNOLOGY SERVICE
        20,000            Aspect Development, Inc. +................................      707,500
        10,000          Autodesk, Inc...............................................      187,500
        40,500          Broadvision, Inc. +.........................................    2,981,813
         3,000          CYSIVE Inc. +...............................................      172,687
        10,000          Complete Business Solutions, Inc. +.........................      145,000
        15,000          Computer Associates International, Inc......................      847,500
        12,000          I2 Technologies, Inc. +.....................................      947,250
         2,000          Informatica Corporation +...................................      144,500
        13,000          Intelligroup, Inc. +........................................      130,000
        20,000          Open Market, Inc. +.........................................      355,000
         8,000          Quepasa.com +...............................................       61,000
                        TECHNOLOGY
        24,000            Lattice Semiconductor Corporation +.......................      849,000
        12,000          Nvidia Corp. +..............................................      265,500
                                                                                      -----------
                        Total Technology............................................    9,209,375
                                                                                      -----------

                        UTILITIES--1.3%
                        COMMUNICATIONS
        10,000            Primus Telecommunications Group +.........................      221,250
                                                                                      -----------
                        Total Utilities.............................................      221,250
                                                                                      -----------
                        Total Common Stock (Cost $11,173,402)--96.2%................   16,770,503
                                                                                      -----------

                        Total Investments in Securities--96.2%......................   16,770,503
                        Other Assets Less Liabilities--3.8%.........................      656,063
                                                                                      -----------
                        Net assets--100.0%..........................................  $17,426,566
                                                                                      ===========

+  Non-income producing securities

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1999


ASSETS:
Investments in securities at value (cost $11,173,402).......  $16,770,503
Cash........................................................      606,808
Receivable for investments sold.............................      257,216
Deferred organization costs.................................       35,239
Receivable for shares sold..................................        9,982
Interest receivable.........................................        1,623
                                                              -----------
Total assets................................................   17,681,371
                                                              -----------
LIABILITIES:
Payable for investments purchased...........................      214,412
Accrued expenses............................................       40,393
                                                              -----------
Total liabilities...........................................      254,805
                                                              -----------
NET ASSETS..................................................  $17,426,566
                                                              ===========
Net assets consist of:
Paid in capital.............................................  $12,238,203
Accumulated net realized loss on investments................     (408,738)
Net unrealized appreciation of investments..................    5,597,101
                                                              -----------
                                                              $17,426,566
                                                              ===========
NET ASSET VALUE AND REDEMPTION PRICE PER:
  Institutional Shares
  ($17,005,634 / 834,997 shares outstanding)................  $     20.37
                                                              ===========
  Investor Shares
  ($420,932 / 20,747 shares outstanding)....................  $     20.29
                                                              ===========
OFFERING PRICE PER INVESTOR SHARES:
  Net asset value...........................................        20.29
  Sales charge (maximum of 4.75% of offering price).........         1.01
                                                              -----------
  Offering price............................................  $     21.30
                                                              ===========

See notes to financial statements.

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENT OF OPERATIONS

                                                              FOR THE YEAR ENDED
                                                               OCTOBER 31, 1999
                                                              ------------------
INVESTMENT INCOME:
  Dividends.................................................      $   28,058
  Interest..................................................          10,907
                                                                  ----------
      Total investment income...............................          38,965
                                                                  ----------
EXPENSES:
  Management and administrative fees........................         116,452
  Transfer and dividend disbursing agent's fees.............          41,418
  Fund accounting fees......................................          35,200
  Professional fees.........................................          32,785
  Distribution fees.........................................          27,727
  Registration fees.........................................          26,321
  Directors' fees...........................................          21,221
  Shareholder reports.......................................          17,050
  Custodian fees............................................           5,005
  Miscellaneous.............................................          21,667
                                                                  ----------
      Total expenses........................................         344,846
      Expenses reimbursed...................................         (11,782)
                                                                  ----------
      Net expenses..........................................         333,064
                                                                  ----------
  Net investment loss.......................................        (294,099)
                                                                  ----------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investment transactions............        (140,466)
    Change in unrealized appreciation/depreciation of
      investments...........................................       7,245,970
                                                                  ----------
      Net realized and unrealized gain on investments.......       7,105,504
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $6,811,405
                                                                  ==========

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    FOR THE PERIOD
                                                                                   APRIL 8, 1998(1)
                                                              FOR THE YEAR ENDED       THROUGH
                                                               OCTOBER 31, 1999    OCTOBER 31, 1998
                                                              ------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................      $  (294,099)         $  (201,608)
  Net realized loss on investment transactions..............         (140,466)             (42,167)
  Change in unrealized appreciation/depreciation of
    investments.............................................        7,245,970           (1,648,870)
                                                                  -----------          -----------
    Net increase (decrease) in net assets from operations...        6,811,405           (1,892,645)
                                                                  -----------          -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold
    Institutional Shares....................................        2,328,837           10,000,014
    Investor Shares.........................................          204,046               50,832
                                                                  -----------          -----------
    Total proceeds from shares sold.........................        2,532,883           10,050,846
                                                                  -----------          -----------
  Cost of shares repurchased
    Institutional Shares....................................          (36,448)                  --
    Investor Shares.........................................          (33,383)              (6,092)
                                                                  -----------          -----------
    Total cost of shares repurchased........................          (69,831)              (6,092)
                                                                  -----------          -----------
    Increase in net assets from capital share
      transactions..........................................        2,463,052           10,044,754
                                                                  -----------          -----------
  Total increase in net assets..............................        9,274,457            8,152,109
                                                                  -----------          -----------
NET ASSETS:
  Beginning of year.........................................        8,152,109                   --
                                                                  -----------          -----------
  End of year...............................................      $17,426,566          $ 8,152,109
                                                                  ===========          ===========

------------------------

1   Commencement of operations.

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND--INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              FOR THE YEAR   APRIL 8, 1998(1)
                                                                 ENDED           THROUGH
                                                              OCTOBER 31,      OCTOBER 31,
                                                                  1999             1998
                                                              ------------   ----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year........................     $ 11.58          $14.29
                                                                 -------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(2)....................................        (.40)           (.29)
  Net realized and unrealized gain (loss) on investments....        9.19           (2.42)
                                                                 -------          ------
  Total from investment operations..........................        8.79           (2.71)
                                                                 -------          ------
DISTRIBUTIONS:
  From net investment income................................         -0-             -0-
  From net realized gains on investments....................         -0-             -0-
                                                                 -------          ------
  Total distributions.......................................         -0-             -0-
                                                                 -------          ------
  Net asset value, end of year..............................     $ 20.37          $11.58
                                                                 =======          ======
TOTAL RETURN(3).............................................       75.91%         (18.96)%

RATIOS TO AVERAGE NET ASSETS:(4)
  Expenses..................................................        2.97%           4.30%
  Net investment loss.......................................       (2.64)%         (4.06)%
  Expenses prior to voluntary expense limitation............        3.00%           4.30%
SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)...................     $17,006          $8,107
  Portfolio turnover rate...................................       17.27%          17.89%

------------------------

1 Commencement of operations. Ratios have been annualized and total return has not been annualized.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions).

4 CCM, the Fund's investment advisor, voluntarily agreed to limit the total annual operating expenses of the Institutional Shares to 2.00% of average daily net assets effective July 1, 1999.

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND--INVESTOR SHARES
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              FOR THE YEAR   APRIL 8, 1998(1)
                                                                 ENDED           THROUGH
                                                              OCTOBER 31,      OCTOBER 31,
                                                                  1999             1998
                                                              ------------   ----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year........................     $11.58           $14.29
                                                                 ------           ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(2)....................................       (.45)            (.29)
  Net realized and unrealized gain (loss) on investments....       9.16            (2.42)
                                                                 ------           ------
  Total from investment operations..........................       8.71            (2.71)
                                                                 ------           ------
DISTRIBUTIONS:
  From net investment income................................        -0-              -0-
  From net realized gains on investments....................        -0-              -0-
                                                                 ------           ------
  Total distributions.......................................        -0-              -0-
                                                                 ------           ------
  Net asset value, end of year..............................     $20.29           $11.58
                                                                 ======           ======
TOTAL RETURN(3).............................................      75.21%          (18.96)%

RATIOS TO AVERAGE NET ASSETS:(4)
  Expenses..................................................       3.25%            4.55%
  Net investment loss.......................................      (2.90)%          (4.31)%
  Expenses prior to voluntary expense waiver................       3.50%            4.80%
SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)...................     $  421           $   45
  Portfolio turnover rate...................................      17.27%           17.89%

------------------------

1 Commencement of operations. Ratios have been annualized and total return has not been annualized.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). It excludes the effect of sales load.

4 The Chapman Co., the Fund's distributor, voluntarily agreed to limit the distribution fee to an aggregate of .25% of average daily net assets of the Investor Shares. Additionally, CCM, the Fund's investment advisor, voluntarily agreed to limit the total annual operating expenses of the Investor Shares to 3.00% of average daily net assets effective July 1, 1999.

See notes to financial statements.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
Notes To Financial Statements--October 31, 1999

NOTE 1--GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers six series; DEM Equity Fund, DEM Index Fund, DEM-Multi Manager Equity Fund, DEM-Multi Manager Bond Fund, U.S. Treasury Money Fund, and Institutional Cash Management Fund. These financial statements pertain to the DEM Equity Fund (the "Fund").

The Fund is a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation from investments in companies that are controlled by African Americans, Asian Americans, Hispanic Americans or women ("DEM Companies"). The Fund, which commenced operations on April 8, 1998, offers two classes of shares, Institutional Shares and Investor Shares. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION--Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.

FEDERAL INCOME TAXES--No provision for federal income taxes has been made since the Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

DEFERRED ORGANIZATION COSTS--Costs incurred in connection with the Fund's organization have been capitalized and will be amortized on a straight-line basis over a five-year period.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND OTHER--The Fund accounts for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Chapman Capital Management, Inc. ("CCM"), a wholly-owned direct subsidiary of Chapman Capital Management Holdings, Inc., is the investment adviser for the Fund. The Fund pays CCM an advisory fee at an annual rate of .90% of the Fund's average daily net assets, and an administration fee at an annual rate

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 1999

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES (CONTINUED)

of .15% of the Fund's average daily net assets. At October 31, 1999, expenses payable to CCM for advisory and administrative services was $16,067.

Effective July 1, 1999, CCM has agreed to bear all expenses (excluding income, excise, and other taxes, and extraordinary expenses) in excess of 200% and 3.00% of average daily net assets of the Institutional Shares and Investor Shares, respectively.

First Data Investor Services Group ("First Data") serves as the Fund's Transfer and Dividend Paying Agent and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, the Fund pays First Data an account fee plus an additional class fee. As compensation for its accounting services, the Fund pays First Data a fee based on its average daily net assets plus an additional class fee.

For the year ended October 31, 1999, The Chapman Co., an affiliate of CCM, earned commissions on sales of Investor Shares of $10,176, and received brokerage commissions related to Fund portfolio transactions of $7,075.

Pursuant to Rule 12b-1 under the 1940 Act, The Chapman Co., the Distributor of the Fund (the "Distributor"), receives a fee under the Investor Shares Distribution Plan for stockholder and distribution services at an annual rate of
 .75% (up to .25% stockholder service fee and .50% distribution fee) of the average daily net assets of the Fund attributable to the Investor Shares. The Distributor has voluntarily limited such fee of the Fund to an aggregate of .50% of average daily net assets (up to .25% stockholder service fee and .25% distribution fee). These voluntary limits are not contractual and could change. For the year ended October 31, 1999, total distribution fees waived were $518. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services at an annual rate of .25% of the average daily net assets of the Fund attributable to the Institutional Shares. At October 31, 1999 expenses payable to The Chapman Co. for distribution services was $5,256.

NOTE 4--CAPITAL SHARE TRANSACTIONS

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares are designated as DEM Equity Institutional Shares, and 1 billion shares

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 1999

NOTE 4--CAPITAL SHARE TRANSACTIONS (CONTINUED)

are designated as DEM Equity Investor Shares. Transactions in shares of the respective classes were as follows:

                                                                                    FOR THE PERIOD
                                                                                   APRIL 8, 1998(1)
                                                              FOR THE YEAR ENDED       THROUGH
                                                               OCTOBER 31, 1999    OCTOBER 31, 1999
                                                              ------------------   ----------------
Shares sold
  Institutional Shares......................................        137,228              699,791
  Investor Shares...........................................         19,345                4,396
Shares issued as reinvestment of dividends..................             --                   --
Shares repurchased
  Institutional Shares......................................          2,023                   --
  Investor Shares...........................................          2,514                  480
                                                                    -------              -------
Net increase in shares outstanding..........................        152,036              703,707
                                                                    =======              =======

------------------------

1   Commencement of operations

NOTE 5--INVESTMENT TRANSACTIONS

Excluding short-term obligations, purchases of investment securities aggregated $3,363,054 and proceeds from sales aggregated $1,769,289 for the year ending October 31, 1999.

The following balances are as of October 31, 1999:

                                                   TAX BASIS (NET)                             TAX BASIS (GROSS)
                              COST FOR FEDERAL       UNREALIZED         TAX BASIS (GROSS)         UNREALIZED
                             INCOME TAX PURPOSES    APPRECIATION     UNREALIZED APPRECIATION    (DEPRECIATION)
                             -------------------   ---------------   -----------------------   -----------------
DEM Equity Fund............      $11,173,402          $5,597,101           $6,804,532             ($1,207,431)

The Fund had capital loss carryforwards for federal income tax purposes at October 31, 1999, of $42,167 and $140,466, which expire in 2006 and 2007 respectively.

NOTE 6--DIRECTOR'S FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the Investment Company Act of 1940, of the adviser. For the year ended October 31, 1999, these "affiliated persons" did not receive any compensation from the Company.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Chapman Funds, Inc.--DEM Equity Fund

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Chapman Funds, Inc.--DEM Equity Fund as of October 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 8, 1998 (commencement of operations) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chapman Funds, Inc.--DEM Equity Fund at October 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period April 8, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles.

                                                                          [LOGO]

Philadelphia, Pennsylvania

December 3, 1999

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS
                            WHO HAVE RECEIVED A COY
                       OF THE DEM EQUITY FUND PROSPECTUS

                                     [LOGO]

                               THE CHAPMAN FUNDS
                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES

                      TRANSFER AND DIVIDEND PAYING AGENT:
                             AND ACCOUNTING AGENT:

                                   PFPC, INC.
                               3200 HORIZON DRIVE
                                  PO BOX 61503
                           KING OF PRUSSIA, PA 19406
                                 1-800-441-6580

                              INVESTMENT ADVISOR:

                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

                                   CUSTODIAN:

                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226

                                  DISTRIBUTOR:

                              THE CHAPMAN COMPANY
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

        FOR SHAREHOLDER INQUIRIES CALL THE CHAPMAN CO. AT 1-800-752-1013
                                       OR
                          PFPC, INC. AT 1-800-441-6580